Exhibit 10.4

STRATEGIC INVESTMENT AGREEMENT

This STRATEGIC INVESTMENT AGREEMENT (this “Agreement”) is entered into on May 26, 2022, by and between ECARX Holdings Inc., an exempted company incorporated with limited liability in the Cayman Islands (the “Issuer”), and Luminar Technologies, Inc., a Delaware corporation (the “Investor”). Capitalized terms used and not defined in this Agreement have the meanings ascribed to such terms in the Transaction Agreement (as defined below).

WHEREAS, this Agreement is being entered into in connection with that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified, supplemented or waived from time to time in accordance with its terms, the “Transaction Agreement”), by and among the Issuer, COVA Acquisition Corp., an exempted company incorporated with limited liability in the Cayman Islands (“SPAC”), Ecarx Temp Limited, an exempted company incorporated with limited liability in the Cayman Islands and a direct wholly owned subsidiary of the Issuer (“Merger Sub 1”), and Ecarx&Co Limited, an exempted company incorporated with limited liability in the Cayman Islands and a direct wholly owned subsidiary of the Issuer (“Merger Sub 2”), pursuant to which, on the terms and subject to the conditions set forth therein, among other things, (a) Merger Sub 1 will merge with and into SPAC (the “First Merger”), with SPAC as the surviving company in the First Merger and, after giving effect to the First Merger, becoming a wholly owned subsidiary of the Issuer, and (b) SPAC will merge with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Transaction Agreement, the “Transaction”), with Merger Sub 2 as the surviving company in the Second Merger and, after giving effect to the Second Merger, becoming a wholly owned subsidiary of the Issuer;

WHEREAS, in connection with, and contingent on the closing of, the Transaction, the Investor desires to subscribe for and purchase and the Issuer desires to issue and sell to the Investor, on the Closing Date, 1,500,000 Class A ordinary shares in the Issuer, par value $0.000005 per share (the “Issuer Shares”) at a purchase price of $10.00 per share (the “Per Share Purchase Price”), and as consideration for the Issuer Shares, the Investor intends to issue and sell to the Issuer a certain number of shares of Class A common stock of the Investor, par value $0.0001 per share (the “Investor Shares”) with an aggregate value of US$15,000,000 (the “Subscription Amount”) or at the Investor’s election, pay cash in the amount of the Subscription Amount, all on the terms and conditions set forth herein; and

WHEREAS, in connection with the Transaction, the Issuer and/or SPAC (a) are entering into subscription agreements on the date hereof, and may enter into after the date hereof, Subsequent Equity Subscription Agreements (together with the subscription agreements entered into on the date hereof, the “Equity Subscription Agreements”) with certain investors (the “Other Equity Investors,” together with the Investor, collectively, the “Equity Investors”), pursuant to which the Other Equity Investors have agreed to or will agree to subscribe for and purchase, and the Issuer has agreed to or will agree to issue and sell to the Other Equity Investors, on the Closing Date, the Issuer Shares at the Per Share Purchase Price, and (b) may enter into certain Permitted Financing Agreements (other than the Equity Subscription Agreements) with certain parties (each, a “Financing Party”, and collectively, the “Financing Parties”, together with the Equity Investors, the “Ecarx Investors”) pursuant to which the Issuer may agree to, among other matters, issue Equity Securities of the Issuer to such Financing Parties.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Subscription. Subject to the terms and conditions hereof, the Investor hereby irrevocably subscribes for and agrees to purchase from the Issuer, and the Issuer hereby agrees to issue and sell to the Investor, the Issuer Shares, on the terms and subject to the conditions provided for herein. In its sole discretion, the Investor may elect, as consideration for the Issuer Shares, to pay cash in the amount of US$15,000,000 (the “Cash Option”) or issue the Investor Shares (the “Share Issuance Option”). If the Investor elects the Share Issuance Option, the number of the Investor Shares to be issued to the Issuer on the Closing Date shall be equal to the quotient of (a) US$15,000,000 divided by (b) the volume-weighted average price of the Investor Shares listed on the Nasdaq Global Select Market for twenty (20) consecutive trading days immediately preceding the Closing Date; provided that no fractional Investor Shares will be issued. If the number of the Investor Shares to be received by the Issuer (if the Investor elects the Share Issuance Option) pursuant to this Agreement is not a whole number, the number of Investor Shares that the Issuer shall be entitled to receive pursuant to this Agreement shall be rounded off to the nearest whole number.

2.	Closing.

2.1	The closing of the issuance and sale of the Issuer Shares and the Investor Shares, if applicable, contemplated hereby (the “Closing”) shall occur on the closing date of the Transaction (the “Closing Date”) and substantially concurrent with (and subject to), the consummation of the Transaction and satisfaction or waiver of the other conditions set forth in Section 3 hereof.

2.2	At least five (5) business days before the expected Closing Date, the Issuer shall deliver written notice to the Investor (the “Closing Notice”) specifying the expected Closing Date and that the Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on an expected closing date that is not less than five (5) business days from the date on which the Closing Notice is delivered to the Investor,

(a)	if the Investor elects the Cash Option, (i) the Investor shall deliver to the Issuer, (A) three (3) business days prior to the expected closing date specified in the Closing Notice, the Subscription Amount by wire transfer of U.S. dollars in immediately available funds to the account in an escrow bank specified by the Issuer in the Closing Notice, to be held in a segregated escrow account on behalf of the Investor until the closing of the First Merger, or (B) on the expected closing date specified in the Closing Notice, the Subscription Amount to an account specified by the Issuer, or otherwise mutually agreed by the Investor and the Issuer due to regulatory reasons that apply to the Investor, by wire transfer of U.S. dollars in immediately available funds, and (ii) as soon as practicable following, but not later than one (1) business day after the Closing Date, the Issuer shall (A) issue the Issuer Shares to the Investor, free and clear of any liens or other restrictions (other than those arising under applicable securities laws) and subsequently (but not later than two (2) business days thereafter) cause the Issuer Shares to be registered in book-entry form in the name of the Investor on the Issuer’s register of members and (B) provide to the Investor evidence of such issuance from the Issuer’s transfer agent; or

(b)	if the Investor elects the Share Issuance Option, as soon as practicable following, but not later than one (1) business day after the Closing Date, (i) the Investor shall (A) issue the Investor Shares to the Issuer, free and clear of any liens or other restrictions (other than those arising under applicable securities laws) and subsequently (but not later than two (2) business days thereafter) cause the Investor Shares to be registered in book-entry form in the name of the Issuer on the Investor’s stock ledger and (B) provide to the Issuer evidence of such issuance from the Investor’s transfer agent, and (ii) the Issuer shall (A) issue the Issuer Shares to the Investor, free and clear of any liens or other restrictions (other than those arising under applicable securities laws) and subsequently (but not later than two (2) business days thereafter) cause the Issuer Shares to be registered in book-entry form in the name of the Investor on the Issuer’s register of members and (B) provide to the Investor evidence of such issuance from the Issuer’s transfer agent.

2.3	If the Closing does not occur within five (5) business days following the expected closing date specified in the Closing Notice,

(a)	if the Investor elected the Cash Option, unless otherwise agreed to by the Issuer and the Investor, the Issuer shall promptly (but not later than two (2) business days following the expected closing date specified in the Closing Notice) cause the escrow agent to return the Subscription Amount in full, without any deduction or penalty of any kind, for or on account of any tax, withholding, charges, set-off or otherwise, to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by the Investor, and any book-entries for the Issuer Shares shall be deemed cancelled; provided that unless this Agreement has been terminated pursuant to Section 7, such return of funds shall not terminate this Agreement or relieve the Investor of its obligation to purchase the Issuer Shares at the Closing upon delivery by the Issuer of a subsequent Closing Notice in accordance with the terms of this Section 2; or

(b)	if the Investor elected the Share Issuance Option, unless this Agreement has been terminated pursuant to Section 7, the Investor’s obligation to purchase the Issuer Shares at the Closing upon delivery by the Issuer of a subsequent Closing Notice in accordance with the terms of this Section 2 is not relieved; provided, however, in no event whatsoever shall the Investor be required to purchase the Issuer Shares if, in the aggregate, the Other Equity Investors fail to purchase fifty percent (50%) or more of the Issuer Shares originally subscribed for by the Other Equity Investors pursuant to the Equity Subscription Agreements.

2.4	Prior to or on the Closing Date, each of the Investor and the Issuer shall deliver to the other party any other information that is reasonably requested in order for the other party to issue the Issuer Shares or the Investor Shares (if the Investor elects the Share Issuance Option), as the case may be, including, without limitation, the legal name of the person in whose name such Issuer Shares or Investor Shares (if the Investor elects the Share Issuance Option) are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. For purposes of this Agreement, “business day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, the Cayman Islands, Hong Kong and mainland China are authorized or required by law to close.

3.	Conditions to Closing

3.1	Conditions to Closing of the Issuer. The Issuer’s obligations to sell and issue the Issuer Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

(a)	Closing of the Transaction. All conditions precedent to effect the closing of the Transaction shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the closing of the Transaction but subject to satisfaction or waiver thereof).

(b)	Representations and Warranties Correct. The representations and warranties made by the Investor in Section 4.2 shall be true and correct in all material aspects as of the Closing Date other than (i) such representations and warranties qualified by materiality, Investor Material Adverse Effect or similar qualification, which shall be true and correct in all respects as of the Closing Date and (ii) such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality, Investor Material Adverse Effect or similar qualification, in all respects) as of such date.

(c)	Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, law, statute, rule or regulation enjoining or prohibiting the issuance and sale of the Issuer Shares and the Investor Shares (if the Investor elects the Share Issuance Option) under this Agreement.

(d)	Performance and Compliance under the Agreement. The Investor shall have wired the Subscription Amount in accordance with Section 2 of this Agreement (if applicable) and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Investor to consummate the Closing.

3.2	Conditions to Closing of the Investor. The Investor’s obligation to subscribe for and purchase the Issuer Shares at the Closing, and, if the Investor elects the Share Issuance Option, issue and sell the Investor Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

(a)	Closing of the Transaction. All conditions precedent to effect the Transaction shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the closing of the Transaction but subject to satisfaction or waiver thereof) and the consummation of the Transaction shall have occurred.

(b)	Representations and Warranties Correct. The representations and warranties made by the Issuer in Section 4.1 shall be true and correct in all material aspects as of the Closing Date other than (i) such representations and warranties qualified by materiality, Issuer Material Adverse Effect (as defined below) or similar qualification, which shall be true and correct in all respects as of the Closing Date and (ii) such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects (or, if qualified by materiality, Issuer Material Adverse Effect or similar qualification, in all respects) as of such date.

(c)	Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, law, statute, rule or regulation enjoining or prohibiting the issuance and sale of the Issuer Shares and the Investor Shares (if the Investor elects the Share Issuance Option) under this Agreement.

(d)	Performance and Compliance under the Agreement. The Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing.

(e)	Transaction Agreement. The terms of the Transaction Agreement (including the conditions thereto) shall not have been amended or waived in a manner that materially and adversely affect the economic benefits the Investor reasonably expects to receive under this Agreement.

4.	Representations, Warranties and Agreements.

4.1	Issuer’s Representations, Warranties and Agreements. The Issuer hereby represents and warrants to the Investor as follows:

(a)	The Issuer is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. The Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and contemplated to be conducted and to enter into, deliver and perform its obligations under this Agreement.

(b)	At the Closing, the Issuer Shares will have been duly authorized, and when issued and delivered to the Investor against (i) full payment in cash for the Issuer Shares in accordance with the terms of this Agreement if the Investor elects the Cash Option or (ii) issuance of the Investor Shares in full in accordance with the terms of this Agreement if the Investor elects the Share Issuance Option, and in each case registered in the Issuer’s register of members, the Issuer Shares will be validly issued and allotted and fully paid and non-assessable, free and clear of any liens or other encumbrances (other than those arising under applicable securities laws) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s organizational documents (as in effect at such time of issuance) or the laws of the Cayman Islands.

(c)	This Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Agreement constitutes the valid and binding obligation of the Investor, is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(d)	The issuance and sale of the Issuer Shares and the compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions contemplated herein, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have a material adverse effect on the ability of the Issuer to enter into and timely perform its obligations under this Agreement (an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

(e)	Assuming the accuracy of the Investor’s representations and warranties set forth in Section 4.2, in connection with the offer, sale and delivery of the Issuer Shares in the manner contemplated by this Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Issuer Shares by the Issuer to the Investor. The Issuer Shares (i) were not offered to the Investor by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(f)	The Issuer will use the cash proceeds of the sale of the Issuer Shares contemplated by the Equity Subscription Agreements and this Agreement exclusively to operate the Issuer’s business post-Closing and will not, directly or indirectly, or in any way, use the proceeds, or lend, contribute or otherwise make available such proceeds to any affiliates, subsidiaries, or its parent or other person or entity, for the purpose of financing the activities of any person, entity or country currently subject to sanctions imposed by any of the laws of a relevant and applicable jurisdiction, including the jurisdiction(s) in which the Agreement will take place, the United States (including sanctions programs administered by the US Department of the Treasury’s Office of Foreign Assets Control), United Kingdom and the European Union.

(g)	If the Issuer will receive the Investor Shares due to the Investor’s election of the Share Issuance Option pursuant to this Agreement, the Issuer (i) is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Investor Shares only for its own account and not for the account of others, and (iii) is not acquiring the Investor Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

(h)	If the Issuer will receive the Investor Shares due to the Investor’s election of the Share Issuance Option pursuant to this Agreement, the Issuer acknowledges and agrees that (i) the Investor Shares were not offered by any form of general solicitation or general advertising and are being offered in a transaction not involving any public offering within the meaning of the Securities Act and, that the Investor Shares have not been registered under the Securities Act and the Investor is not required to register the Investor Shares except as set forth in Section 6, (ii) the Investor Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Issuer absent an effective registration statement under the Securities Act, except (A) to the Investor or a subsidiary thereof, (B) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of and in compliance with Regulation S under the Securities Act or (C) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any book-entry position or certificates representing the Investor Shares shall contain a restrictive legend to such effect, (iii) the Investor Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Issuer may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Investor Shares and may be required to bear the financial risk of an investment in the Investor Shares for an indefinite period of time, (iv) the Investor Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least six months from the issuance date thereof and to the extent Rule 144 is available, and (v) it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Investor Shares.

(i)	If the Issuer will receive the Investor Shares due to the Investor’s election of the Share Issuance Option pursuant to this Agreement, the Issuer acknowledges and agrees that (i) the Issuer is purchasing the Investor Shares directly from the Investor and (ii) there have been no representations, warranties, covenants and agreements made to the Issuer by or on behalf of the Investor, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Investor expressly set forth in Section 4.2 of this Agreement.

(j)	If the Investor elects the Share Issuance Option, the Issuer acknowledges and agrees that (i) the Issuer has received such information as the Issuer deems necessary in order to make an investment decision with respect to the Investor Shares, including, with respect to the Investor and the business of the Investor and its subsidiaries, (ii) the Issuer has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Investor, and (iii) the Issuer is capable of bearing the economic risks of such investment, including a complete loss of its investment.

(k)	If the Investor elects the Share Issuance Option, the Issuer acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Investor Shares or made any findings or determination as to the fairness of this investment.

(l)	The Issuer is not (i) a person or entity named on the Specially Designated Nationals and Blocked Persons List administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC, or a person or entity prohibited by any OFAC Sanctions program, or any similar list of sanctioned persons administered by the European Union or the United Kingdom (collectively, “Sanctions Lists”); (ii) directly or indirectly, owned or controlled by, or acting on behalf of, one or more persons that are named on the Sanctions Lists; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Issuer agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that the Issuer is permitted to do so under applicable law. To the extent required, the Issuer maintains procedures that it reasonably believes to be in compliance with sanctions programs administered by the United States, the European Union and the United Kingdom. To the extent required and from and after the closing of the Transaction, the Issuer shall maintain procedures adequate and necessary to ensure its compliance with sanctions programs administered by the United States, the European Union and the United Kingdom, and the Issuer shall comply with such sanctions programs to which it is legally subject and with which it is legally obligated to comply.

(m)	No broker, finder or other financial consultant is acting on behalf of the Issuer in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability of the Investor for the payment of any fees, costs, expenses or commissions.

(n)	(i) The Equity Subscription Agreements reflect or will reflect the same Per Share Purchase Price and other material terms and conditions (including the registration rights) with respect to the purchase of the Issuer Shares that are no more favorable to any Other Equity Investor thereunder in any material respect than the terms of this Agreement, other than terms particular to the issuance of the Investor Shares to the Issuer hereunder (if the Investor elects the Share Issuance Option), SPAC as a signing party thereto, the nature of cash investment by such Other Equity Investor, the regulatory requirements of the Other Equity Investors or their respective affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Issuer Shares (collectively, the “Excluded Terms”), and (ii) any Permitted Financing Agreement to the extent it provides for the issuance of Equity Securities of the Issuer, other than (A) the convertible note purchase agreement dated May 9, 2022 by and between the Issuer and Lotus Technology Inc. and the convertible note dated May 13, 2022 issued by the Issuer to Lotus Technology Inc., and (B) any Permitted Financing Agreement pursuant to which (I) the Equity Securities of the Issuer to be issued thereunder are convertible into the Issuer Shares at an effective conversion price of no less than the Per Share Purchase Price, and (II) the Permitted Financing Proceeds thereunder will be funded prior to (and not subject to) the consummation of the Transaction (the agreements in (A) and (B) are collectively referred to as the “Excluded Subscription Agreements”), will not contain any terms (other than the Excluded Terms as applied mutatis mutandis) that provide a greater economic benefit with respect to such Equity Securities of the Issuer to be received by the Financing Party than the benefits to be received by the Investor under this Agreement.

(o)	None of the Equity Subscription Agreements shall be amended, modified or terminated, and no provision thereof may be waived, in each case, in any way which would adversely affect the rights of the Investor in a manner disproportionate to any adverse effect such amendment, modification, termination or waiver would have on the rights of any of the Other Equity Investors. In addition, no Permitted Financing Agreement shall be entered into, amended, modified or terminated, and no provision thereof may be waived, in each case, in any way which would adversely affect the rights of the Investor solely with respect to the Issuer Shares in a manner disproportionate to any adverse effect such amendment, modification, termination or waiver would have on the rights of any Financing Party solely with respect to the Equity Securities of the Issuer to be received by such Financing Party pursuant to the applicable Permitted Financing Agreement. In addition, if the Issuer provides any terms more favorable to any of the Other Equity Investors with respect to the Issuer Shares under the Equity Subscription Agreements (but excluding the Excluded Terms) or terms more favorable to any of the Financing Parties with respect to the Equity Securities of the Issuer under the Permitted Financing Agreements (but excluding the Excluded Terms as applied mutatis mutandis) than those terms provided to the Investor, either directly or indirectly by amendment, merger, consolidation, recapitalization, reclassification, or otherwise, the Issuer shall promptly provide the Investor with written notice thereof, and, upon written request of the Investor, any additional information related to such terms as may be reasonably requested by the Investor. In the event the Investor determines that such terms are preferable to the terms contemplated herein and seeks to receive any such terms, the Investor shall notify the Issuer in writing within 10 days of the receipt of the Issuer’s notice. Promptly after receipt of such written notice from the Investor, the Issuer agrees to amend and restate any required documents to provide identical terms to the Investor. Notwithstanding anything to the contrary in this Agreement, this Section 4.1(o) shall not apply to the Excluded Subscription Agreements.

4.2	Investor’s Representations, Warranties and Agreements. The Investor hereby represents and warrants to the Issuer and acknowledges as follows:

(a)	The Investor is a company duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Investor has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and contemplated to be conducted and to enter into, deliver and perform its obligations under this Agreement.

(b)	If the Investor elects the Share Issuance Option, at the Closing, upon issuance, the Investor Shares will be duly authorized, and when issued and delivered to the Issuer against issuance of the Issuer Shares in full in accordance with the terms of this Agreement, the Investor Shares will be validly issued and fully paid and non-assessable, free and clear of any liens or other encumbrances (other than those arising under applicable securities laws) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Investor’s organizational documents (as in effect at such time of issuance) or the laws of the State of Delaware.

(c)	This Agreement has been duly authorized, executed and delivered by the Investor and, assuming that this Agreement constitutes the valid and binding obligation of the Issuer, is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(d)	The compliance by the Investor with all of the provisions of this Agreement, the consummation of the transactions contemplated herein and, if the Investor elects the Share Issuance Option, the issuance and sale of the Investor Shares, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Investor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Investor is a party or by which the Investor is bound or to which any of the property or assets of the Investor is subject, which would reasonably be expected to have a material adverse effect on the ability of the Investor to enter into and timely perform its obligations under this Agreement (an “Investor Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Investor or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Investor or any of its properties that would reasonably be expected to have an Investor Material Adverse Effect.

(e)	If the Investor elects the Share Issuance Option and assuming the accuracy of the Issuer’s representations and warranties set forth in Section 4.1, in connection with the offer, sale and delivery of the Investor Shares in the manner contemplated by this Agreement, no registration under the Securities Act is required for the offer and sale of the Investor Shares by the Investor to the Issuer. The Investor Shares (i) were not offered to the Issuer by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(f)	The Investor (i) is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Issuer Shares only for its own account and not for the account of others, and (iii) is not acquiring the Issuer Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

(g)	The Investor acknowledges and agrees that the Issuer Shares were not offered by any form of general solicitation or general advertising and are being offered in a transaction not involving any public offering within the meaning of the Securities Act and, that the Issuer Shares have not been registered under the Securities Act and the Issuer is not required to register the Issuer Shares except as set forth in Section 5. The Investor acknowledges and agrees that the Issuer Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of and in compliance with Regulation S under the Securities Act, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any book-entry position or certificates representing the Issuer Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Issuer Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Issuer Shares and may be required to bear the financial risk of an investment in the Issuer Shares for an indefinite period of time. The Investor acknowledges and agrees that the Issuer Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least six months from the issuance date thereof and to the extent Rule 144 is available. The Investor acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Issuer Shares.

(h)	The Investor acknowledges and agrees that the Investor is purchasing the Issuer Shares directly from the Issuer. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of the Issuer, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer expressly set forth in Section 4.1 of this Agreement.

(i)	The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Issuer Shares, including, with respect to the Issuer, the Transaction and the business of the Issuer and its subsidiaries. The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Issuer. The Investor is capable of bearing the economic risks of such investment, including a complete loss of its investment.

(j)	The Investor acknowledges that certain information provided to the Investor was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

(k)	The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Issuer Shares or made any findings or determination as to the fairness of this investment.

(l)	The Investor is not a Prohibited Investor. The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that the Investor is permitted to do so under applicable law. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with sanctions programs administered by the United States, the European Union and the United Kingdom.

(m)	Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by the Investor with the SEC with respect to the beneficial ownership of SPAC’s ordinary shares prior to the date hereof, the Investor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) acting for the purpose of acquiring, holding or disposing of equity securities of SPAC (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(n)	If the Investor elects the Cash Option, the Investor has or has commitments to have and, when required to deliver payment to the Issuer pursuant to Section 2, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Issuer Shares pursuant to this Agreement.

(o)	The Investor does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof, the Investor has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or end of day short sale positions with respect to the securities of SPAC.

(p)	No broker, finder or other financial consultant is acting on the Investor’s behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability of the Issuer or SPAC for the payment of any fees, costs, expenses or commissions.

(q)	The Investor agrees that, from the date of this Agreement until the Closing Date (or earlier termination of this Agreement), none of the Investor or any person or entity acting on behalf of the Investor or pursuant to any understanding with the Investor will engage in any Short Sales with respect to securities of the Issuer or SPAC. For purpose of this Section 4.2(q), “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect share pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) the restrictions in this Section 4.2(q) shall not apply to any sale of securities of the Issuer or SPAC (A) held by the Investor or any person or entity acting on behalf of the Investor prior to the execution of this Agreement or (B) purchased by the Investor or any person or entity acting on behalf of the Investor in an open market transaction after the execution of this Agreement. Further, notwithstanding the foregoing, (ii) nothing herein shall prohibit other entities under common management with the Investor that have no knowledge of this Agreement or of the Investor’s subscription of the Issuer Shares (including the Investor’s controlled affiliates and/or affiliates) from entering into any Short Sales.

(r)	As of their respective filing dates, each form, report, statement, schedule, prospectus, proxy, registration statement or other document filed by the Investor with the SEC prior to the Closing Date (each, an “Investor SEC Document” and collectively, the “Investor SEC Documents”) complied in all material respects with the requirements of the Securities Act and Exchange Act applicable to the Investor SEC Documents and the rules and regulations of the SEC promulgated thereunder applicable to the Investor SEC Documents. None of the Investor SEC Documents contained, when filed or, if amended prior to the date of this Agreement and prior to the Closing, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the financial statements of the Investor included in the Investor SEC Documents complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial condition of the Investor as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Investor has timely filed each Investor SEC Document that the Investor was required to file with the SEC since its inception and through the date hereof. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Investor SEC Documents.

5.	Investor’s Registration Rights

5.1	The Issuer agrees that, within sixty (60) calendar days after the Closing Date, it will file with the SEC (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Issuer Shares (the “Issuer Registration Statement”), and it shall use its commercially reasonable efforts to have the Issuer Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Issuer’s obligations to include such shares in the Issuer Registration Statement are contingent upon Investor furnishing in writing to the Issuer such information regarding Investor, the securities of the Issuer beneficially owned by Investor and the intended method of disposition of the Issuer Shares as shall be reasonably requested by the Issuer to effect the registration of the Issuer Shares, and Investor shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Issuer Registration Statement as permitted hereunder.

5.2	The Issuer agrees to, except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of an Issuer Registration Statement, use its commercially reasonable efforts to cause such Issuer Registration Statement (including any post-effective amendment to such Issuer Registration Statement), or another shelf registration statement that includes the Issuer Shares to be issued pursuant to this Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Investor ceases to hold any Issuer Shares issued pursuant to this Agreement, or (iii) on the first date on which the Investor is able to sell all of its Issuer Shares issued pursuant to this Agreement (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without the public information, volume or manner of sale limitations of such rule (such date, the “Issuer End Date”).

5.3	The Issuer will use all commercially reasonable efforts, at all times from the Closing Date through the Issuer End Date, to satisfy any applicable continuing listing requirements of the Nasdaq Stock Market in respect of the Issuer Shares. The Investor agrees to disclose its ownership to the Issuer upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) of Section 5.2 above. The Issuer may amend the Issuer Registration Statement so as to convert the Issuer Registration Statement to an Issuer Registration Statement on Form F-3 at such time after the Issuer becomes eligible to use such Form F-3. The Investor acknowledges and agrees that the Issuer may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, provided that any such suspension shall be for the shortest period of time, determined in good faith by the Issuer’s Board of Directors to be necessary for such purpose.

5.4	Notwithstanding the foregoing, if the SEC prevents the Issuer from including any or all of the shares proposed to be registered under the Issuer Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Issuer Shares by the applicable shareholders or otherwise, such Issuer Registration Statement shall register for resale such number of the Issuer Shares which is equal to the maximum number of the Issuer Shares as is permitted by the SEC. In such event, the number of the Issuer Shares to be registered shall be reduced (a) firstly, pro rata among all the selling shareholders other than the Ecarx Investors; and (b) secondly, only if the number of the Issuer Shares to be registered for the selling shareholders other than the Ecarx Investors has been reduced to zero, pro rata among the Ecarx Investors, and the Issuer shall use its commercially reasonable efforts to file with the SEC, as promptly as practicable and as allowed by the SEC, one or more registration statements to register the resale of those Issuer Shares that were not registered on the initial Issuer Registration Statement, as so amended.

5.5	Notwithstanding anything to the contrary in this Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Issuer Registration Statement, and from time to time to require the Investor not to sell under the Issuer Registration Statement or to suspend the effectiveness thereof, if (a) the use of the Issuer Registration Statement would require the inclusion of financial statements that are unavailable for reasons beyond the Issuer’s control, (b) the Issuer determines that in order for the Issuer Registration Statement to not contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act or (ii) the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Issuer reasonably believes would require additional disclosure by the Issuer in the Issuer Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Issuer Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors to cause the Issuer Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, an “Issuer Suspension Event”). Upon receipt of any written notice from the Issuer of the happening of any Issuer Suspension Event during the period that the Issuer Registration Statement is effective or if as a result of an Issuer Suspension Event the Issuer Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that (i) it will immediately discontinue offers and sales of the Issuer Shares under the Issuer Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Investor receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales; provided, for the avoidance of doubt, that the Issuer shall not include any material non-public information in any such written notice. If so directed by the Issuer, the Investor will deliver to the Issuer or destroy all copies of the prospectus covering the Issuer Shares in the Investor’s possession. The Issuer may not delay or suspend any filing, initial effectiveness or continued use of an Issuer Registration Statement pursuant to this Section 5.5 on more than three (3) occasions or for more than sixty (60) consecutive days or for more than one hundred and twenty (120) total calendar days, in each case, in any 12-month period. Notwithstanding anything to the contrary in this Agreement, the Investor agrees and acknowledges that any offer or sale of the Issuer Shares shall be in compliance with applicable securities laws, and if applicable, the Issuer’s customary insider trading policy.

5.6	Indemnification.

(a)	The Issuer agrees to indemnify and hold harmless, to the extent permitted by law, the Investor, its directors, and officers, employees, and agents, and each person who controls the Investor (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of a material fact contained in any Issuer Registration Statement, prospectus included in any Issuer Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by or on behalf of the Investor expressly for use therein or such Investor has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any other law, rule or regulation thereunder; provided, however, that the indemnification contained in this Section 5.6(a) shall not apply to amounts paid by the Investor in settlement of any losses, claims, damages, liabilities or out-of-pocket expenses if such settlement is effected without the consent of the Issuer, which consent shall not be unreasonably withheld. In no event shall the liability of the Issuer be greater in amount than the dollar amount of the net proceeds received by the Issuer upon the sale of the Investor Shares purchased pursuant to this Agreement, or if the Investor elects the Cash Option, US$15,000,000.

(b)	In connection with any Issuer Registration Statement in which the Investor is participating, the Investor agrees to indemnify and hold harmless the Issuer, its directors and officers and agents and each person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Issuer Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained (or not contained, in the case of an omission) in any information or affidavit so furnished in writing by or on behalf of the Investor expressly for use therein; provided, however, that the liability of the Investor shall be several and not joint with any other selling shareholder and in no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Issuer Shares purchased pursuant to this Agreement giving rise to such indemnification obligation.

(c)	Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) permit such indemnifying party to assume the defense of such claim with counsel it elects in its sole discretion. If such defense is assumed, the indemnifying party will not be liable to the indemnified party for any legal or other expenses incurred by the indemnified party and shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)	The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Issuer Shares purchased pursuant to this Agreement.

(e)	If the indemnification provided under this Section 5.6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.6(e) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 5.6(e) by any seller of Issuer Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Issuer Shares pursuant to the Issuer Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement.

6.	Issuer’s Registration Rights

The following shall be applicable only if the Investor elects the Share Issuance Option:

6.1	The Investor agrees that, within sixty (60) calendar days after the Closing Date, it will file with the SEC (at the Investor’s sole cost and expense) a registration statement registering the resale of the Investor Shares (the “Investor Registration Statement”), and it shall use its commercially reasonable efforts to have the Investor Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Investor’s obligations to include such shares in the Investor Registration Statement are contingent upon Issuer furnishing in writing to the Investor such information regarding Issuer, the securities of the Investor beneficially owned by Issuer and the intended method of disposition of the Investor Shares as shall be reasonably requested by the Investor to effect the registration of the Investor Shares, and Issuer shall execute such documents in connection with such registration as the Investor may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Investor shall be entitled to postpone and suspend the effectiveness or use of the Investor Registration Statement as permitted hereunder.

6.2	The Investor agrees to, except for such times as the Investor is permitted hereunder to suspend the use of the prospectus forming part of an Investor Registration Statement, use its commercially reasonable efforts to cause such Investor Registration Statement (including any post-effective amendment to such Investor Registration Statement), or another shelf registration statement that includes the Investor Shares to be issued pursuant to this Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Issuer ceases to hold any Investor Shares issued pursuant to this Agreement, or (iii) on the first date on which the Issuer is able to sell all of its Investor Shares issued pursuant to this Agreement (or shares received in exchange therefor) under Rule 144 without the public information, volume or manner of sale limitations of such rule (such date, the “Investor End Date”).

6.3	The Investor will use all commercially reasonable efforts, at all times from the Closing Date through the Investor End Date, to satisfy any applicable continuing listing requirements of the Nasdaq Stock Market in respect of the Investor Shares. The Issuer agrees to disclose its ownership to the Investor upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) of Section 6.2 above. The Issuer acknowledges and agrees that the Investor may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, provided that any such suspension shall be for the shortest period of time, determined in good faith by the Investor’s Board of Directors to be necessary for such purpose.

6.4	Notwithstanding the foregoing, if the SEC prevents the Investor from including any or all of the shares proposed to be registered under the Investor Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Investor Shares by the applicable shareholders or otherwise, such Investor Registration Statement shall register for resale such number of the Investor Shares which is equal to the maximum number of the Investor Shares as is permitted by the SEC. In such event, the number of the Investor Shares to be registered shall be reduced (a) firstly, pro rata among all the selling shareholders other than the Issuer; and (b) secondly, only if the number of the Investor Shares to be registered for the selling shareholders other than the Issuer has been reduced to zero, the Issuer, and the Investor shall use its commercially reasonable efforts to file with the SEC, as promptly as practicable and as allowed by the SEC, one or more registration statements to register the resale of those Investor Shares that were not registered on the initial Investor Registration Statement, as so amended.

6.5	Notwithstanding anything to the contrary in this Agreement, the Investor shall be entitled to delay or postpone the effectiveness of the Investor Registration Statement, and from time to time to require the Issuer not to sell under the Investor Registration Statement or to suspend the effectiveness thereof, if (a) the use of the Investor Registration Statement would require the inclusion of financial statements that are unavailable for reasons beyond the Investor’s control, (b) the Investor determines that in order for the Investor Registration Statement to not contain a material misstatement or omission, (i) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act or (ii) the negotiation or consummation of a transaction by the Investor or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Investor reasonably believes would require additional disclosure by the Investor in the Investor Registration Statement of material information that the Investor has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Investor Registration Statement would be expected, in the reasonable determination of the Investor’s board of directors to cause the Investor Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, an “Investor Suspension Event”). Upon receipt of any written notice from the Investor of the happening of any Investor Suspension Event during the period that the Investor Registration Statement is effective or if as a result of an Investor Suspension Event the Investor Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Issuer agrees that (i) it will immediately discontinue offers and sales of the Investor Shares under the Investor Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Issuer receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Investor that it may resume such offers and sales; provided, for the avoidance of doubt, that the Investor shall not include any material non-public information in any such written notice. If so directed by the Investor, the Issuer will deliver to the Investor or destroy all copies of the prospectus covering the Investor Shares in the Issuer’s possession. The Investor may not delay or suspend any filing, initial effectiveness or continued use of an Investor Registration Statement pursuant to this Section 6.5 on more than three (3) occasions or for more than sixty (60) consecutive days or for more than one hundred and twenty (120) total calendar days, in each case, in any 12-month period. Notwithstanding anything to the contrary in this Agreement, the Issuer agrees and acknowledges that any offer or sale of the Investor Shares shall be in compliance with applicable securities laws, and if applicable, the Investor’s customary insider trading policy.

6.6	Indemnification.

(a)	The Investor agrees to indemnify and hold harmless, to the extent permitted by law, the Issuer, its directors, and officers, employees, and agents, and each person who controls the Issuer (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of a material fact contained in any Investor Registration Statement, prospectus included in any Investor Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Investor by or on behalf of the Issuer expressly for use therein or such Issuer has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any other law, rule or regulation thereunder; provided, however, that the indemnification contained in this Section 6.6(a) shall not apply to amounts paid by the Issuer in settlement of any losses, claims, damages, liabilities or out-of-pocket expenses if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld. In no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Issuer Shares purchased pursuant to this Agreement.

(b)	In connection with any Investor Registration Statement in which the Issuer is participating, the Issuer agrees to indemnify and hold harmless the Investor, its directors and officers and agents and each person who controls the Investor (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue statement of material fact contained in the Investor Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained (or not contained, in the case of an omission) in any information or affidavit so furnished in writing by or on behalf of the Issuer expressly for use therein; provided, however, that the liability of the Issuer shall be several and not joint with any other selling shareholder and in no event shall the liability of the Issuer be greater in amount than the dollar amount of the net proceeds received by the Issuer upon the sale of the Investor Shares purchased pursuant to this Agreement giving rise to such indemnification obligation.

(c)	Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) permit such indemnifying party to assume the defense of such claim with counsel it elects in its sole discretion. If such defense is assumed, the indemnifying party will not be liable to the indemnified party for any legal or other expenses incurred by the indemnified party and shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)	The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Investor Shares purchased pursuant to this Agreement.

(e)	If the indemnification provided under this Section 6.6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6.6(e) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 6.6(e) by any seller of Investor Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Investor Shares pursuant to the Investor Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Agreement.

7.	Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Agreement, and (c) on the 300th day after the date hereof (and if such 300th day shall not be a business day, then the next following business day), if the Closing has not occurred by such date other than as a result of a breach of the Investor’s obligations hereunder; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. The Issuer shall notify the Investor in writing of the termination of the Transaction Agreement promptly after the termination of such agreement. In the event the Investor elects the Cash Option, upon the termination of this Agreement in accordance with this Section 7, any monies paid by the Investor to the Issuer in connection herewith shall be promptly (and in any event within two (2) business days after such termination) returned to the Investor without any deduction for or on account of any tax, withholding, charges, or set-off.

8.	Miscellaneous.

8.1	Assignment. Neither this Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (other than the Issuer Shares and the Investor Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of each of the other parties hereto, other than (a) an assignment by the Investor to any affiliate of the Investor; provided that prior to such assignment any such assignee shall agree in writing to be bound by the terms hereof; provided, further, that no assignment pursuant to the foregoing terms shall relieve the Investor of its obligations hereunder, (b) an assignment of the Investor’s rights under Section 5 to an assignee or transferee of the Issuer Shares, (c) an assignment by the Issuer to any affiliate of the Issuer; provided that prior to such assignment any such assignee shall agree in writing to be bound by the terms hereof; provided, further, that no assignment pursuant to the foregoing terms shall relieve the Issuer of its obligations hereunder, and (d) an assignment of the Issuer’s rights under Section 6 to an assignee or transferee of the Investor Shares.

8.2	Additional Information.

(a)	The Issuer may request from the Investor such additional information as is reasonably necessary for SPAC or the Issuer, as applicable, to comply with public disclosure requirements of applicable securities laws or any filing requirements pursuant to the rules of any stock exchange or the Financial Industry Regulatory Authority, and the Investor shall provide such information; provided that, subject to Section 5.5, the Issuer shall keep any such information provided by the Investor confidential except (a) as necessary to include in any registration statement the Issuer is required to file hereunder, (b) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities or (c) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed or the Issuer’s securities will be listed for trading. The Investor acknowledges that SPAC and/or the Issuer may file a copy of the form of this Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of SPAC or the Issuer, as applicable. The Issuer may request from the Investor such additional information as the Issuer may reasonably deem necessary to register the resale of the Issuer Shares and evaluate the eligibility of the Investor to acquire the Issuer Shares, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available. The Investor acknowledges and agrees that if it does not provide the Issuer with such requested information, the Issuer may not be able to register the Investor’s Issuer Shares for resale pursuant to Section 5 hereof.

(b)	The Investor may request from the Issuer such additional information as is reasonably necessary for the Investor to comply with public disclosure requirements of applicable securities laws or any filing requirements pursuant to the rules of any stock exchange or the Financial Industry Regulatory Authority, and the Issuer shall provide such information; provided that, subject to Section 6.5, the Investor shall keep any such information provided by the Issuer confidential except (a) as necessary to include in any registration statement the Investor is required to file hereunder, (b) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities or (c) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which the Investor’s securities are listed for trading. The Issuer acknowledge that the Investor may file a copy of the form of this Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of the Investor. The Investor may request from the Issuer such additional information as the Investor may reasonably deem necessary to register the resale of the Investor Shares and evaluate the eligibility of the Issuer to acquire the Investor Shares, and the Issuer shall promptly provide such information as may reasonably be requested to the extent readily available. The Issuer acknowledges and agrees that if it does not provide the Investor with such requested information, the Investor may not be able to register the Issuer’s Investor Shares for resale pursuant to Section 6 hereof.

8.3	Further Assurances.

(a)	The Investor acknowledges that the Issuer will rely on the acknowledgments, understandings, agreements, covenants, representations and warranties of the Investor contained in this Agreement. Prior to the Closing, the Investor agrees to promptly notify the Issuer if any of the acknowledgments, understandings, agreements, covenants representations and warranties made by the Investor set forth herein are no longer accurate in all material respects. The Investor acknowledges and agrees that each purchase by the Issuer of the Investor Shares from the Investor or each purchase by the Investor of the Issuer Shares from the Issuer will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase.

(b)	The Issuer acknowledges that the Investor will rely on the acknowledgements, understandings, agreements, covenants, representations and warranties of the Issuer contained in this Agreement. Prior to the Closing, the Issuer agrees to promptly notify the Investor if any of the acknowledgements, understandings, agreements, covenants, representations and warranties made by the Issuer, as applicable, set forth herein are no longer accurate in all material respects. The Issuer acknowledges and agrees that each purchase by the Investor of the Issuer Shares from the Issuer or each purchase by the Issuer of the Investor Shares from the Investor will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Issuer as of the time of such purchase.

(c)	Each of the Investor and the Issuer is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any action, suit, hearing, claim, charge, audit, lawsuit, litigation, inquiry or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) with respect to the matters covered hereby.

(d)	The Investor acknowledges and agrees that none of any other party to the Transaction Agreement (other than the Issuer) or any Issuer Non-Party Affiliate, shall have any liability (including in contract, tort, under federal or state securities laws or otherwise) to the Investor pursuant to this Agreement related to the private placement of the Issuer Shares, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Issuer Shares, or with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Issuer or any Issuer Non-Party Affiliate concerning the Issuer, any of their respective controlled affiliates, this Agreement or the transactions contemplated hereby. For purposes of this Agreement, “Issuer Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of the Issuer or any of the Issuer’s controlled affiliates or any family member of the foregoing.

(e)	The Issuer acknowledges and agrees that none of any other party to the Transaction Agreement (other than the Investor) or any Investor Non-Party Affiliate, shall have any liability (including in contract, tort, under federal or state securities laws or otherwise) to the Issuer pursuant to this Agreement related to the private placement of the Investor Shares, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Investor Shares, or with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Investor or any Investor Non-Party Affiliate concerning the Investor, any of their respective controlled affiliates, this Agreement or the transactions contemplated hereby. For purposes of this Agreement, “Investor Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of the Investor, or any of the Investor’s controlled affiliates or any family member of the foregoing.

8.4	Survival of Representations and Warranties and Covenants. All of the agreements, representations and warranties contained in this Agreement shall survive the Closing.

8.5	Modifications and Amendments. This Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 7 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

8.6	Entire Agreement. This Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 5.6 and Section 6.6, with respect to the persons specifically referenced therein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns.

8.7	Benefit. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.8	Severability. If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

8.9	Transaction Expenses. Subject to Section 5.1 and Section 6.1, each party shall pay all of its own costs and expenses incurred in anticipation of, relating to and in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby, whether or not such transactions are consummated.

8.10	Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

8.11	Remedies. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties hereto. The parties hereto further acknowledge that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each party hereto further agrees that in the event of any action by the other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

8.12	Adjustment of Number of Shares. If any change in the number, type or classes of authorized shares of the Issuer (including the Issuer Shares) or the Investor (including the Investor Shares), shall occur between the date hereof and immediately prior to the Closing by reason of reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of the Issuer Shares issued to the Investor or the number of the Investor Shares issued to the Issuer, as applicable, shall be appropriately adjusted to reflect such change.

8.13	Governing Law. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

8.14	Dispute Resolution. Any proceeding or action based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be referred to and finally settled by arbitration administered by the International Centre for Dispute Resolution (the “ICDR”) under the ICDR Rules in force at the time of commencement of the arbitration. The seat of arbitration shall be New York. There shall be three arbitrators. The claimant and respondent shall each nominate one (1) arbitrator and the third arbitrator shall be appointed by the ICDR. The arbitration proceedings shall be conducted in English. The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

8.15	Notice. Any notice or communication required or permitted hereunder to be given to the Investor shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the signature page hereto, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as the Investor may hereafter designate by notice to the Issuer.

(a)	if to the Investor, to:

Luminar Technologies, Inc.
1891 Page Mill Road

Palo Alto CA 94304

Attn: Tom Fennimore
Email: tom@luminartech.com

with a required copy (which copy shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP
631 Wilshire Boulevard

Santa Monica, CA 90401
Attention: Daniel S. Kim, Esq.
Email: dan.kim@orrick.com

(b)	if to the Issuer, to:

ECARX Holdings Inc.
16/F, Tower 2, China Eastern Airline Binjiang Center

277 Longlan Road

Xuhui District, Shanghai 200041

People’s Republic of China
Attention: Tony Chen
Email: tony.chen@ecarxgroup.com

with a required copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
30/F, China World Office 2

No. 1, Jian Guo Men Wai Avenue

Beijing 100004, China
Attention: Peter X. Huang, Esq.
Email: peter.huang@skadden.com

9.	Disclosure. The Issuer shall cause the SPAC to by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of the Transaction Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and the Transaction and any other material, nonpublic information that the Issuer or SPAC or their respective representatives have provided to Investor at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer’s knowledge, the Investor shall not be in possession of any material, non-public information received from the Issuer or any of its respective officers, directors, employees or agents relating to the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Issuer shall ensure that the SPAC shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Investor and the Issuer, except (i) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities, (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed for trading or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 9.

10.	Allocation. Notwithstanding anything to the contrary in this Agreement, the Issuer shall have the right, with the prior written consent of SPAC, to, by written notice to the Investor at least three (3) business days before the Closing, reduce the number of the Issuer Shares to be issued to the Investor pursuant to this Agreement, upon which the Subscription Amount shall be reduced proportionally based on the Per Share Purchase Price; provided, however, that any reduction shall also apply to the Other Equity Investors and such reduction shall apply pro rata to the Equity Investors based on the number of the Issuer Shares to be purchased.

[Signature Page Follows]

IN WITNESS WHEREOF, the Investor has executed or caused this Agreement to be executed by its duly authorized representative as of the date first written above.

LUMINAR TECHNOLOGIES, INC.

By:	/s/ Thomas Fennimore
	Name:	Thomas Fennimore
	Title:	Chief Financial Officer

[Signature Page to Strategic Investment Agreement]

IN WITNESS WHEREOF, the Issuer has executed or caused this Agreement to be executed by its duly authorized representative as of the date first set forth above.

ECARX HOLDINGS INC.

By:	/s/ Ziyu Shen
	Name:	Ziyu Shen
	Title:	Director